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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): June 29, 2000

                                PUBLICARD, INC.
             (Exact name of registrant as specified in its charter)

          PENNSYLVANIA                  0-29794             23-0991870
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  (State or other jurisdiction       (Commission           (IRS Employer
        of incorporation)            File Number)       Identification No.)

    620 FIFTH AVENUE, 7TH FLOOR, NEW YORK, NY                   10020
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         (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (212) 651-3102

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Item 2.  Acquisition or Disposition of Assets

         On June 29, 2000, PubliCARD, Inc., a Pennsylvania corporation (the "Company"), sold substantially all of the assets of its subsidiaries, Greenwald Industries Inc., a Delaware corporation ("Industries"), and Greenwald Intellicard, Inc., a Delaware corporation ("Intellicard"), to The Eastern Company, a Connecticut corporation ("Eastern"), for $22.5 million in cash, subject to certain post-closing adjustments which are not expected to be material. $1.75 million of such $22.5 million was deposited into escrow to secure the payment of certain indemnification obligations.

         The assets sold include substantially all of the assets, goodwill and properties owned by Industries and Intellicard, including, without limitation, all leases, contracts, prepaid expenses and deposits, accounts receivable, inventory, machinery, equipment, miscellaneous furniture and fixtures, computer hardware and software, intellectual property rights, books and records, licenses and permits, real property and other assets owned by Industries and Intellicard and used in their businesses.

         Eastern assumed certain liabilities of Industries and Intellicard, including, without limitation, certain contractual liabilities, certain accounts payable and accrued liabilities, and liabilities of Industries for certain contractual product warranty claims.

         The purchase price for the acquisition was determined by arms'-length negotiations between the respective parties.

         On June 29, 2000, the Company issued a press release announcing the consummation of the sale of Industries and Intellicard.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (b)      Pro Forma Financial Information.

                  The results of operations of Industries and Intellicard have been reflected as discontinued operations in the Company's financial statements included in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2000 filed on May 12, 2000 and the Annual Report on Form 10-K for the year ended December 31, 1999 filed on March 30, 2000, as amended by the Annual Report on Form 10-K/A filed on April 28, 2000. Therefore, in accordance with Regulation S-X, pro forma financial information is not required to be filed herewith.

                  (c)      Exhibits

                      Exhibit No.             Description of Document
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
                          2.1         Asset Purchase  Agreement,  dated as of
                                      June 20, 2000,  among  PubliCARD, Inc.,
                                      Greenwald  Industries Inc.,  Greenwald
                                      Intellicard,  Inc. and The Eastern
                                      Company.
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
                          99.1        Press Release, dated June 29, 2000,
                                      relating to the consummation of the
                                      transactions contemplated by the Asset
                                      Purchase Agreement, dated as of June 20,
                                      2000, among PubliCARD, Inc., Greenwald
                                      Industries Inc., Greenwald Intellicard,
                                      Inc. and The Eastern Company.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PUBLICARD, INC.
                                      (Registrant)

July 10, 2000                         /s/ Antonio L. DeLise
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                                      Antonio L. DeLise, Vice President
                                      Chief Financial Officer, Secretary and
                                      Principal Accounting Officer

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